UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 11, 2018 (October 10, 2018)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On October 10, 2018, CVS Health Corporation (“CVS Health”) announced that following the completion of CVS Health’s proposed acquisition of Aetna Inc. (the “CVS Health Transaction”), Eva C. Boratto, currently CVS Health’s Executive Vice President - Controller and Chief Accounting Officer, will become Executive Vice President and Chief Financial Officer of CVS Health.
On October 10, 2018, CVS Health also announced that Shawn M. Guertin, Aetna Inc.’s ("Aetna's") Executive Vice President, Chief Financial Officer and Chief Enterprise Risk Officer, has decided to step away for personal and family reasons following the completion of the CVS Health Transaction, but will remain with CVS Health until June 2019 to help the combined company with integration and financial planning strategy. Mr. Guertin will continue in his current roles at Aetna until the completion of the CVS Health Transaction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Aetna’s control.

Statements in this Current Report on Form 8-K that are forward-looking, including future roles and responsibilities of various persons, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna Inc.’s (“Aetna’s”) control. Important risk factors related to CVS Health Corporation’s (“CVS Health’s”) proposed acquisition of Aetna (the “CVS Health Transaction”) could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the receipt of court approval of the consent decree among Aetna, CVS Health and the U.S. Department of Justice; the timing to consummate the CVS Health Transaction; the risk that a regulator may not approve the CVS Health Transaction or allow it to proceed; the risk that a regulatory approval or clearance that may be required for the CVS Health Transaction is delayed or is obtained subject to conditions that are not anticipated; the risk that a condition to the closing of the CVS Health Transaction may not be satisfied; and the diversion of and attention of management of both CVS Health and Aetna on transaction-related issues.

In addition, this Current Report on Form 8-K may contain forward-looking statements regarding Aetna’s business, financial condition and/or results of operations. These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to Aetna or that Aetna currently believes to be immaterial, that may cause Aetna’s actual results to differ materially from those expressed in the forward-looking statements and/or adversely impact Aetna’s businesses, CVS Health’s ability to complete the CVS Health Transaction, WellCare Health Plans, Inc.’s or its subsidiary’s (collectively, “WellCare’s”) ability to complete the acquisition of Aetna’s entire standalone Medicare Part D prescription drug plan business (the “Divestiture”) and/or CVS Health’s ability to realize the expected benefits from the CVS Health Transaction. Should any risks and/or uncertainties develop into actual events, these developments could have a material adverse effect on the CVS Health Transaction, the Divestiture and/or CVS Health or Aetna, CVS Health’s ability to successfully complete the CVS Health Transaction and/or realize the expected benefits from the CVS Health Transaction and/or WellCare’s ability to successfully complete the Divestiture. Additional information concerning the risks, uncertainties and assumptions described above can be found in Aetna’s filings with the SEC, including the risk factors discussed in “Item 1A. Risk Factors” in Aetna’s most recent Annual Report on Form 10‑K, as updated by Aetna’s Quarterly Reports on Form 10‑Q and future filings with the SEC.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the completion of the CVS Health Transaction and/or the Divestiture and/or Aetna’s results of operations, financial condition and/or cash flows. You are cautioned not to place undue reliance on Aetna’s forward-looking statements. These forward-looking statements are and will be based on management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Aetna does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: October 11, 2018	By:	/s/ Heather Dixon
Name: Heather Dixon
Title: Vice President, Controller and Chief Accounting Officer